Seligman Select Municipal Fund, Inc.
                                   MANAGED BY

                                     [LOGO]

                             J. & W. SELIGMAN & CO.
                                  INCORPORATED
                        Investment Managers and Advisors
                                ESTABLISHED 1864
                       100 PARK AVENUE, NEW YORK, NY 10017

                                www.seligman.com
                     PHOTO: COURTESY MICHIGAN TRAVEL BUREAU
                                                                    CESEL3b 6/02


                                    SELIGMAN
                                 ==============
                                     SELECT
                                 ==============
                                    MUNICIPAL
                                   FUND, INC.

                                   [GRAPHIC]

                                [SELIGMAN LOGO]

                                 MID-YEAR REPORT
                                  JUNE 30, 2002

================================================================================
TO THE STOCKHOLDERS

For the six months ended June 30, 2002, Seligman Select Municipal Fund delivered a total return of 6.59% based on market price and 4.96% based on net asset value. The Fund's annual distribution rate, based on the current monthly dividend and market price at June 30, 2002, was 6.00%, which is equivalent to a taxable yield of 9.77%, based on the maximum federal tax bracket of 38.6%. Preferred Stockholders of the Fund were paid dividends at annual rates ranging from 1.28% to 1.55%.

     During the first half of 2002 there was improvement in the US economy. Gross domestic product (GDP) expanded at a 5.0% annualized rate in the first quarter, industrial production continued to rise, and consumer spending remained healthy. The Federal Reserve Board, believing the economy was headed for a full recovery, left interest rates untouched during the six-month period. At the same time, however, a series of corporate accounting scandals weighed heavily on the stock market, causing extreme volatility.

     Given the turmoil in the equity market, it is not surprising that the first half of the year was positive for municipal bonds, which investors have increasingly viewed as a haven of relative stability. Municipal yields continued to be less volatile than those of Treasury bonds during this time. Municipal bonds remain attractive despite the toll the economic slowdown has taken on the nation's states and municipalities. Faced with budget deficits, many have enacted tax increases, cut spending, or employed a combination of the two. Credit quality has generally held up, but this is something we continue to monitor closely.

     Looking ahead, we believe the economic recovery will continue at a moderate pace. This year's high-profile cases of corporate malfeasance have sorely tested consumer and investor confidence, but we believe the current steps toward reform will have a reassuring effect. Inflation remains low, and, for this reason, we do not think the Fed will raise interest rates for the remainder of the year. In our view, the combination of stable interest rates and overall good credit quality bodes well for the continued positive performance of municipal bonds. With a minimum of 80% of its portfolio in AAA-rated bonds, your Fund's focus remains on high-quality holdings.

     Your Fund's Annual Stockholders' Meeting was held on May 14, 2002 in New York City. At the meeting, four directors were elected, and the selection of Deloitte & Touche LLP as auditors was ratified. For complete details of the vote, please refer to page 3 of this report. In addition, on May 16, 2002, the Fund's Board of Directors approved a $0.0039 per share increase in the monthly dividend payable to Common Stockholders. The new dividend, effective June 2002 is $0.055 per share.

     We thank you for your support of Seligman Select Municipal Fund. A discussion with your Portfolio Manager, as well as the Fund's performance history and financial statements, including a portfolio of investments, follows this letter.

By order of the Board of Directors,

/s/ William C. Morris
William C. Morris
Chairman


                                                             /s/ Thomas G. Moles
                                                                 Thomas G. Moles
                                                                       President



August 8, 2002

                                                                               1
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================================================================================
INTERVIEW WITH YOUR PORTFOLIO MANAGER, THOMAS G. MOLES


WHAT ECONOMIC AND MARKET FACTORS AFFECTED SELIGMAN SELECT MUNICIPAL FUND DURING THE FIRST SIX MONTHS OF 2002?

     The first six months of 2002 were positive for the municipal bond market and for Seligman Select Municipal Fund. During the period, long-term municipal yields (as measured by the Bond Buyer 20-Bond General Obligation Index) fluctuated within a modest trading range, reaching a high of 5.34% in March and a low of 5.07% in June. A strong bond market rally during the second quarter caused long-term yields to decline by 20 basis points from year-end levels, contributing to the Fund's positive investment results. Within the fixed-income sector, only mortgage bonds managed to outperform municipal bonds. The protracted bear market in equities, as well as low money market rates, has fueled renewed interest in municipal securities. In addition, municipal bonds continue to offer attractive yields in comparison to taxable bonds, particularly for investors in higher tax brackets. Heavy coupon and redemption payments during June and July also contributed to municipal activity as investors looked to reinvest bond proceeds.

     Municipal new issue supply during the first half of 2002 was the largest on record, up 19% compared to the same period last year. Issuance within the state of New York rose by 102% during the period, dominating the municipal calendar and edging California out of its first-place ranking. Volume figures typically vary widely among the states. For the six-month period, supply figures ranged from an increase of 102% for New York to a decrease of 4.8% for Texas. The use of municipal bond insurance expanded to 52% of all bonds issued--up from 48% for the first half of 2001. Given the current cost of municipal bond insurance and existing quality yield spreads, a significant percentage of municipal issuers can realize a cost savings by issuing bonds as insured rather than uninsured.

     The damaging effects of the US recession continue to plague the nation's states, cities and municipalities. Tax revenues continued to decline for all but a handful of states, while reductions in expenditures fell short of alleviating budget deficits. Nevertheless, credit rating upgrades continued to outpace downgrades during the second quarter. Moody's Investors Service reports that upgrades exceeded downgrades by a ratio of 3.3 to 1 for the overall period under review. The Fund's emphasis on high-quality, AAA-rated bonds continued to help insulate it from the negative impact of credit deterioration. At period-end, 84% of the Fund's portfolio was rated AAA, the highest rating available. Most of these holdings are AAA because they are backed by municipal bond insurance. The Fund is required to maintain a minimum of 80% of its assets in AAA-rated municipal securities.

WHAT WAS YOUR INVESTMENT STRATEGY DURING THIS TIME?

     Throughout the past six months, the Fund was positioned to benefit from a period of stable interest rates. Given the positive slope of the municipal yield curve, portfolio holdings remained concentrated in longer maturity bonds. Cash equivalent positions were kept to a minimum due to historically low yields and the lack of capital gain potential. Sector concentrations and rating breakdowns within the Fund's portfolio remained largely unchanged from year-end. As a result of continuing efforts to improve

--------------------------------------------------------------------------------
A TEAM APPROACH

Seligman Select Municipal Fund is managed by the Seligman Municipal Team, headed by Thomas G. Moles. Mr. Moles is assisted in the management of the Fund by a group of seasoned professionals who are responsible for research and trading consistent with the Fund's investment objective. Team members include Theresa Barion, Eileen Comerford, Audrey Kuchtyak, and Debra McGuinness.
--------------------------------------------------------------------------------

================================================================================
INTERVIEW WITH YOUR PORTFOLIO MANAGER, THOMAS G. MOLES

the Fund's call protection, near-term call exposure has been significantly reduced. The portfolio has no call risk for the remainder of 2002, and just 2% of holdings are callable in 2003. New purchases have been concentrated in bonds with a minimum of ten years of call protection. By limiting the percentage of bonds callable in any given year, we can better manage the Fund's dividend distributions.

WHAT IS YOUR OUTLOOK?

     The general optimism that prevailed earlier in the year has been giving way to uncertainty as prospects for a robust economic recovery have faded. Corporate accounting scandals and abysmal stock market performance have only added to the mounting pessimism. Nevertheless, current economic statistics suggest that while the pace of growth has slowed, the recovery remains on track. Further, we believe the Federal Reserve Board is committed to seeing the economy through this difficult period and is unlikely to reverse its accommodative monetary policy stance for the remainder of the year. Going forward, we anticipate a period of modest economic growth and stable interest rates. As the economy improves, so, too, will the overall financial condition of municipal issuers. However, a meaningful improvement in municipal creditworthiness will take time, particularly if the economic recovery is sluggish. We will be closely monitoring Fund holdings for signs of deterioration in credit quality. Historically, municipal bonds have been second only to US government bonds in terms of safety. We believe that distinction is unlikely to change despite the challenges facing the nation's states and municipalities.

--------------------------------------------------------------------------------
Proxy Results

Stockholders of Seligman Select Municipal Fund, Inc. voted on the following proposals at the Annual Meeting of Stockholders on May 14, 2002, in New York, New York. The description of each proposal and number of shares voted are as follows:

ELECTION OF DIRECTORS:

Election by Holders of Preferred Shares:

                                 FOR              WITHHELD
                             ------------       ------------
   Betsy S. Michel               689                 3
   James N. Whitson              689                 3

Election by Holders of Preferred Shares and Common Shares:

                                 FOR              WITHHELD
                             ----------         ------------
   Paul C. Guidone           12,150,490            123,813
   John E. Merow             12,155,643            118,660

RATIFICATION OF DELOITTE & TOUCHE LLP AS INDEPENDENT AUDITORS FOR 2002:

                                 FOR               AGAINST             ABSTAIN
                             ----------         ------------        ------------
                             11,888,893            254,984             130,426

                                                                               3
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================================================================================
INVESTMENT RESULTS PER COMMON SHARE (unaudited)

TOTAL RETURNS*
FOR PERIODS ENDED JUNE 30, 2002

                                                          Average Annual
                                                 ------------------------------
                           Three       Six        One         Five        Ten
                          Months     Months      Year         Years      Years
                          ------     ------      ----         -----     -------
   Market Price**          6.81%      6.59%      11.14%       3.16%      6.02%
   Net Asset Value**       4.34%      4.96%       7.89%       6.66%      7.08%


PRICE PER SHARE
                        June 30,      March 31,    December 31,
                          2002          2002          2001
                        --------      ---------    ------------
   Market Price          $10.68        $10.15        $10.32
   Net Asset Value        11.78         11.46         11.56

DIVIDEND AND CAPITAL GAIN INFORMATION
FOR THE SIX MONTHS ENDED JUNE 30, 2002

                                                             Capital Gain
                                                        -----------------------
                                      Dividends Paid+   Realized     Unrealized
                                      ---------------   --------     ----------
                                         $0.311          $0.005       $0.686++

ANNUAL DISTRIBUTION RATE

The annual distribution rate based on the current monthly dividend and market price at June 30, 2002 was 6.00%, which is equivalent to a taxable yield of 9.77% based on the maximum federal tax rate of 38.6%.

    ------------------------------------------------------------------------

The rates of return will vary and the principal value of an investment will fluctuate. Shares, if sold, may be worth more or less than their original cost. Performance data quoted does not reflect the deduction of taxes that investors may pay on Fund distributions or on the sale of Fund shares. Past performance is not indicative of future investment results.

*  Returns for periods of less than one year are not annualized.

** These rates of return reflect changes in the market price or net asset value, as applicable, and assume that all distributions within the period are invested in additional shares.

+ Preferred Stockholders were paid dividends at annual rates ranging from 1.28% to 1.55%. Earnings on the Fund's assets in excess of the Preferred dividend requirements constituted income available for dividends to Common Stockholders.

++ Represents the per share amount of unrealized appreciation of portfolio securities as of June 30, 2002.

4
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
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PORTFOLIO OF INVESTMENTS (unaudited)                                                                                  JUNE 30, 2002

------------------------------------------------------------------------------------------------------------------------------------
                             FACE                                                                        RATINGS
STATE#                      AMOUNT                          MUNICIPAL BONDS                            MOODY'S/S&P      MARKET VALUE
------------------------------------------------------------------------------------------------------------------------------------
ALABAMA--9.3%            $ 10,000,000  Jefferson County Sewer Rev
                                         (Capital Improvement Warrants),
                                         5.125% due 2/1/2039 ......................................      Aaa/AAA       $ 9,686,600
                            5,000,000  McIntosh Industrial Development Board,
                                         Environmental Facilities Rev. (CIBA Specialty
                                         Chemicals), 5.375% due 6/1/2028 ..........................       A2/A           4,813,800
ALASKA--1.7%                2,395,000  Alaska Energy Authority Power Rev.
                                         (Bradley Lake Hydroelectric Project),
                                         6% due 7/1/2021 ..........................................      Aaa/AAA         2,715,212
CALIFORNIA--24.3%           9,130,000  California Pollution Control Financing Authority
                                         Sewage and Solid Waste Disposal Facilities
                                         Rev. (Anheuser-Busch Project),
                                         5.75% due 12/1/2030* .....................................       A1/A+          9,412,117
                            4,100,000  Foothill/Eastern Transportation Corridor Agency
                                         Toll Road Rev., 5.75% due 1/15/2040 ......................     Baa3/BBB-        4,120,787
                            4,000,000  San DiegoPublic Facilities Financing Authority
                                         Sewer Rev. Series 1999-A, 5% due 5/15/2029 ...............      Aaa/AAA         3,941,600
                            5,700,000  San Diego Public Facilities Financing Authority
                                         Sewer Rev. Series 1999-B, 5% due 5/15/2029 ...............      Aaa/AAA         5,616,780
                           10,000,000  San Francisco City and County Airports
                                         Commission Rev. (International Airport),
                                         6.30% due 5/1/2025* ......................................      Aaa/AAA        10,727,900
                            4,000,000  San Joaquin Hills Transportation Corridor Agency
                                         Rev. (Orange County Senior Lien Toll Road),
                                         6.75% due 1/1/20320 ......................................      Aaa/AAA         4,186,400
GEORGIA--5.2%               7,840,000  Georgia Housing and Finance Authority Rev.
                                         (Single Family Mortgage), 6.10% due 6/1/2031* ............      Aa2/AAA         8,101,229
ILLINOIS--4.9%              7,500,000  Chicago GOs, 5.50% due 1/1/2040 ............................      Aaa/AAA         7,617,075
LOUISIANA--5.9%             7,580,000  Louisiana Public Facilities Authority Hospital Rev.
                                         (Southern Baptist Hospitals, Inc. Project), 8%
                                         due 5/15/2012+ ...........................................      NR/AAA          9,221,297
MASSACHUSETTS--5.7%         4,000,000  Massachusetts Bay Transportation Authority
                                         General Transportation System Rev.,
                                         5.625% due 3/1/20260 .....................................      Aaa/AAA         4,433,880
                            4,000,000  Massachusetts Development Finance Agency
                                         Rev. (WGBH Educational Foundation),
                                         53/4% due 1/1/2042 .......................................      Aaa/AAA         4,414,400
MICHIGAN--1.3%              2,000,000  Kalamazoo Hospital Finance Authority Rev.
                                         (Bronson Methodist Hospital),
                                         5.50% due 5/15/2028 ......................................      Aaa/NR          2,024,860
MINNESOTA--1.7%             2,500,000  Minnesota Agricultural and Economic
                                         Development Board Rev. (The Evangelical
                                         Lutheran Good Samaritan Society Project),
                                         6.625% due 8/1/2025 ......................................       A3/A-          2,645,925
MISSOURI--3.8%              5,950,000  Missouri State Housing Development Commission
                                         Single Family Mortgage Rev. (Homeownership
                                         Loan Program), 5.50% due 3/1/2033* .......................      NR/AAA          5,897,223

----------
See footnotes on page 7.

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
====================================================================================================================================
PORTFOLIO OF INVESTMENTS (unaudited) (continued)                                                                      JUNE 30, 2002

------------------------------------------------------------------------------------------------------------------------------------
                             FACE                                                                        RATINGS
STATE#                      AMOUNT                          MUNICIPAL BONDS                            MOODY'S/S&P      MARKET VALUE
------------------------------------------------------------------------------------------------------------------------------------
NEW JERSEY--5.2%         $  8,000,000  New Jersey Economic Development Authority
                                         Water Facilities Rev. (American Water Co. Inc.),
                                         5.375% due 5/1/2032* .....................................      Aaa/AAA       $ 8,076,800
NEW YORK--14.2%            10,000,000  New York State Energy Research & Development
                                         Authority Electric Facilities Rev. (Consolidated
                                         Edison Co. NY Inc. Project), 6.10% due 8/15/2020 .........      Aaa/AAA        11,126,600
                           10,000,000  New York State Thruway Authority General Rev.,
                                         6% due 1/1/20250 .........................................      Aaa/AAA        11,088,200
NEW YORK AND                6,500,000  Port Authority of New York and New Jersey
  NEW JERSEY--4.3%                       (JFK International Air Terminal LLC Project
                                         Rev.), 5.75% due 12/1/2022* ..............................      Aaa/AAA         6,733,805
OHIO--2.1%                  2,895,000  Cleveland Waterworks Improvement First
                                         Mortgage Rev., 5.75% due 1/1/20210 .......................      Aaa/AAA         3,230,994
                              105,000  Cleveland Waterworks Improvement First
                                         Mortgage Rev., 5.75% due 1/1/2021 ........................      Aaa/AAA           110,416
PENNSYLVANIA --10.7%        3,000,000  Delaware County Industrial Development Authority
                                         Water Facilities Rev. (Philadelphia Suburban Water),
                                         5.35% due 10/1/2031* .....................................      Aaa/AAA         3,004,440
                            3,000,000  Lehigh County Industrial Development Authority
                                         Pollution Control Rev. (Pennsylvania Power &
                                         Light Company Project), 6.15% due 8/1/2029 ...............      Aaa/AAA         3,217,050
                           10,000,000  Philadelphia Airport Rev., 6.10% due 6/15/2025* ............      Aaa/AAA        10,525,900
SOUTH CAROLINA--3.2%        5,000,000  South Carolina Ports Authority Rev., 5.30%
                                         due 7/1/2026* ............................................      Aaa/AAA         5,000,600
SOUTH DAKOTA--2.4%          3,665,000  South Dakota Housing Development Authority
                                         (Homeownership Mortgage Rev.),
                                         6.30% due 5/1/2030* ......................................      Aa1/AAA         3,812,480
TENNESSEE--5.5%             8,000,000  Humphreys County Industrial Development Board
                                         Solid Waste Disposal Rev. (E.I. duPont de
                                         Nemours & Co. Project), 6.70% due 5/1/2024* ..............      Aa3/AA-         8,565,120
TEXAS--16.2%                5,000,000  Dallas-Fort Worth International Airports Rev.,
                                         5.75% due 11/1/2030* .....................................      Aaa/AAA         5,125,800
                            3,000,000  Houston Airport System Rev., 5.625%
                                         due 7/1/2030* ............................................      Aaa/AAA         3,047,100
                            4,000,000  Houston Higher Education Finance Corporation Rev ...........
                                         (Rice University Project), 5.375% due 11/15/2029 .........      Aaa/AAA         4,036,000
                            5,000,000  Lower Neches Valley Authority Industrial
                                         Development Corp. Sewer Facilities Rev. (Mobil
                                         Oil Refining Corp. Project), 6.40% due 3/1/2030* .........      Aaa/AAA         5,236,050
                            7,500,000  Matagorda County Navigation District No. 1
                                         Pollution Control Rev. (Central Power and Light
                                         Co. Project), 6.125% due 5/1/2030* .......................      Aaa/AAA         7,860,375
VIRGINIA--2.3%              5,000,000  Pocahontas Parkway Association Toll Road Rev.
                                         (Route 895 Connector), 5.50% due 8/15/2028 ...............     Baa3/BBB-        3,562,950

----------
See footnotes on page 7.

====================================================================================================================================
                                                                                                                      JUNE 30, 2002

------------------------------------------------------------------------------------------------------------------------------------
                             FACE                                                                        RATINGS
STATE#                      AMOUNT                          MUNICIPAL BONDS                            MOODY'S/S&P      MARKET VALUE
------------------------------------------------------------------------------------------------------------------------------------
WASHINGTON--13.5%        $  4,795,000  Chelan County Public Utility District No. 001
                                         (Chelan Hydro Consolidated System Rev.),
                                         6.25% due 7/1/2017* ......................................      Aaa/AAA       $  5,179,127
                            5,000,000  Chelan County Public Utility District No. 001
                                         (Chelan Hydro Consolidated System Rev.),
                                         6.35% due 7/1/2028* ......................................      Aaa/AAA          5,352,700
                           10,000,000  King County Sewer GOs, 6.125% due 1/1/2033 .................      Aaa/AAA         10,661,100
                                                                                                                       ------------
TOTAL MUNICIPAL BONDS (Cost $215,025,283)--143.4%..................................................                     224,130,692
VARIABLE RATE DEMAND NOTES (Cost $3,750,000)--2.4%.................................................                       3,750,000
OTHER ASSETS LESS LIABILITIES--2.2%................................................................                       3,478,220
PREFERRED STOCK--(48.0)%...........................................................................                     (75,000,000)
                                                                                                                       ------------
NET ASSETS FOR COMMON STOCK--100.0%................................................................                    $156,358,912
                                                                                                                       ============

----------
 # The percentage shown for each state represents the total market value of bonds held of issuers in that state, measured as a percent of net assets for Common Stock, which does not include the net assets attributable to Preferred Stock of the Fund.

 * Interest income earned from this security is subject to the federal alternative minimum tax.

 + Escrowed-to-maturity security.

 0 Pre-refunded security.

================================================================================
STATEMENT OF ASSETS AND LIABILITIES (unaudited)                    JUNE 30, 2002

ASSETS:
Investments at value:
  Long-term holdings (cost $215,025,283) .........   $224,130,692
  Short-term holdings (cost $3,750,000) ..........      3,750,000   $227,880,692
                                                     ------------
Cash ............................................................        104,867
Interest receivable .............................................      3,589,778
Expenses prepaid to stockholder service agent ...................         21,466
Other ...........................................................         39,492
                                                                    ------------
TOTAL ASSETS ....................................................    231,636,295
                                                                    ------------
LIABILITIES:
Payable to the Manager ..........................................        104,431
Payable for Common Stock repurchased ............................         19,082
Accrued expenses and other ......................................        153,870
                                                                    ------------
TOTAL LIABILITIES ...............................................        277,383
                                                                    ------------
PREFERRED STOCK:
Series A, $.01 par value, liquidation preference
  and asset coverage per share--$100,000 and
  $308,479, respectively; Shares authorized,
  issued and outstanding--375 ...................................     37,500,000
Series B, $.01 par value, liquidation preference
  and asset coverage per share--$100,000 and
  $308,479, respectively; Shares authorized,
  issued and outstanding--375 ...................................     37,500,000
                                                                    ------------
TOTAL PREFERRED STOCK ...........................................     75,000,000
                                                                    ------------
NET ASSETS FOR COMMON STOCK .....................................   $156,358,912
                                                                    ============
COMPOSITION OF NET ASSETS:
Common Stock, $.01 par value: Shares
  authorized--49,999,250; issued and
  outstanding--13,274,625 .......................................   $    132,746
Additional paid-in capital ......................................    145,795,033
Undistributed net investment income .............................      1,256,803
Undistributed net realized gain .................................         68,921
Net unrealized appreciation of investments ......................      9,105,409
                                                                    ------------
NET ASSETS FOR COMMON STOCK .....................................   $156,358,912
                                                                    ============
NET ASSETS PER SHARE OF COMMON STOCK
  (Market Value $10.68) .........................................         $11.78
                                                                          ======

----------
See Notes to Financial Statements.

================================================================================
STATEMENT OF OPERATIONS (unaudited)       FOR THE SIX MONTHS ENDED JUNE 30, 2002


INVESTMENT INCOME:
INTEREST .......................................................   $ 6,339,807

EXPENSES:
Management fee ..................................   $   627,286
Stockholder account, transfer,
  and registrar services ........................       123,590
Preferred stock remarketing fee .................        93,750
Stockholder reports and communications ..........        38,951
Auditing and legal fees .........................        30,611
Custody and related services ....................        21,760
Stockholders' meeting ...........................        20,111
Directors' fees and expenses ....................         6,445
Miscellaneous ...................................         5,968
                                                    -----------
TOTAL EXPENSES .................................................       968,472
                                                                   -----------
NET INVESTMENT INCOME ..........................................     5,371,335*
                                                                   -----------

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments ................        69,822
Net change in unrealized appreciation
  (depreciation) of investments .................     2,064,619
                                                    -----------
NET GAIN ON INVESTMENTS ........................................     2,134,441
                                                                   -----------
DIVIDENDS TO PREFERRED STOCKHOLDERS ............................      (519,041)
                                                                   -----------
INCREASE IN NET ASSETS FROM OPERATIONS .........................   $ 6,986,735
                                                                   ===========

----------
* Net investment income available for Common Stock is $4,852,294, which is net of Preferred Stock dividends of $519,041.

See Notes to Financial Statements.

================================================================================
STATEMENTS OF CHANGES IN NET ASSETS (unaudited)

                                                 SIX MONTHS ENDED    YEAR ENDED
                                                      JUNE 30,      DECEMBER 31,
                                                       2002             2001
                                                 ----------------  ------------
OPERATIONS:
Net investment income ...........................  $  5,371,335    $ 10,841,657
Net realized gain on investments ................        69,822         148,949
Net change in unrealized appreciation
  (depreciation) of investments .................     2,064,619      (1,689,939)
Dividends to Preferred Stockholders:
  Series A (per share: $635.10 and $3,014.70) ...      (238,159)     (1,130,513)
  Series B (per share: $749.02 and $3,066.88) ...      (280,882)     (1,150,080)
                                                   ------------    ------------
INCREASE IN NET ASSETS FROM OPERATIONS ..........     6,986,735       7,020,074
                                                   ------------    ------------
DISTRIBUTIONS TO COMMON STOCKHOLDERS:
Net investment income
  (per share: $0.311 and $0.616) ................    (4,121,803)     (8,179,063)
Net realized long-term gain on investments:
  (per share: $-- and $0.006) ...................            --         (79,673)
                                                   ------------    ------------
DECREASE IN NET ASSETS FROM DISTRIBUTIONS .......    (4,121,803)     (8,258,736)
                                                   ------------    ------------
CAPITAL SHARE TRANSACTIONS:
Value of shares of Common Stock issued for
  investment plan (23,264 and 47,276 shares) ....       243,626         493,504
Value of shares of Common Stock issued in
  payment of gain distribution
  (-- and 1,432 shares) .........................            --          14,592
Cost of shares purchased for investment plan
   (24,185 and 63,273 shares) ...................      (253,709)       (660,902)
                                                   ------------    ------------
DECREASE IN NET ASSETS FROM CAPITAL
  SHARE TRANSACTIONS ............................       (10,083)       (152,806)
                                                   ------------    ------------
INCREASE (DECREASE) IN NET ASSETS ...............     2,854,849      (1,391,468)
NET ASSETS:
Beginning of period .............................   153,504,063     154,895,531
                                                   ------------    ------------
END OF PERIOD (including undistributed net
  investment income of $1,256,803 and
  $326,327, respectively) .......................  $156,358,912    $153,504,063
                                                   ============    ============

----------
See Notes to Financial Statements.

================================================================================
NOTES TO FINANCIAL STATEMENTS (unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES -- The financial statements of Seligman Select Municipal Fund, Inc. (the "Fund") have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

A. SECURITY VALUATION -- All municipal securities and other short-term holdings maturing in more than 60 days are valued based upon quotations provided by an independent pricing service or, in their absence, at fair value determined in accordance with procedures approved by the Board of Directors. Short-term holdings maturing in 60 days or less are generally valued at amortized cost.

B. FEDERAL TAXES -- The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized.

C. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME -- Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial reporting and federal income tax purposes. Interest income is recorded on the accrual basis. The Fund amortizes all discounts and premiums on purchases of portfolio securities.

D. DISTRIBUTIONS TO STOCKHOLDERS -- Dividends and distributions paid by the Fund are recorded on the ex-dividend date.

          The treatment for financial statement purposes of distributions made during the year from net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences primarily are caused by differences in the timing of the recognition of certain components of income, expense, or realized capital gain. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassification will have no effect on net assets, results of operations, or net asset value per share of the Fund.

2. PURCHASES AND SALES OF SECURITIES -- Purchases and sales of portfolio securities, excluding short-term investments, for the six months ended June 30, 2002, amounted to $4,261,959 and $3,410,000, respectively.

     At June 30, 2002, the cost of investments for federal income tax purposes was $218,536,002. The tax basis cost was less than the cost for financial reporting purposes due to the amortization of market discounts for financial reporting purposes of $239,280. The tax basis gross unrealized appreciation and depreciation of portfolio securities amounted to $11,023,717 and $1,679,027, respectively.

3. DIVIDEND INVESTMENT PLAN -- Under the Fund's Charter, dividends or other distributions on the Common Stock cannot be declared unless the Fund can satisfy the requirements of two asset maintenance tests after giving effect to such distributions. The Fund has satisfied these tests.

     The Fund, in connection with its Dividend Investment Plan (the "Plan"), acquires and issues shares of its own Common Stock, as needed, to satisfy Plan requirements. For the six months ended June 30, 2002, 24,185 shares were purchased in the open market at a cost of $253,709, which represented a weighted average discount of 10.21% from the net asset value of those acquired shares. A total of 23,264 shares were issued to Plan participants during the period for proceeds of $243,626, a weighted average discount of 10.21% from the net asset value of those shares.

     The Fund may make additional purchases of its Common Stock in the open market and elsewhere at such prices and in such amounts as the Board of Directors may deem advisable. No such additional purchases were made during the six months ended June 30, 2002.

4. CAPITALIZATION -- The Fund is authorized to issue 50,000,000 shares of Capital Stock, par value $.01 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized to classify and reclassify any unissued shares of Capital Stock, and has reclassified 750 shares of unissued Common Stock as Preferred Stock.

     The Preferred Stock is redeemable at the option of the Fund, in whole or in part, on any dividend payment date at $100,000 per share plus any accumulated but unpaid dividends. The Preferred Stock

================================================================================
NOTES TO FINANCIAL STATEMENTS (unaudited)

is also subject to mandatory redemption at $100,000 per share plus any accumulated but unpaid dividends in April 2020 (Series A) and April 2022 (Series
B) or if certain requirements relating to the composition of the assets and liabilities of the Fund as set forth in its Charter are not satisfied. The liquidation preference of the Preferred Stock is $100,000 per share plus accumulated and unpaid dividends.

     Dividends on each series of Preferred Stock are cumulative at a rate reset every 28 days based on the lowest rate which would permit the shares to be remarketed at $100,000 per share.

     In accordance with Emerging Issues Task Force Topic No. D-98, "Classification and Measurement of Redeemable Securities," effective for the current period, the Fund has reclassified its Preferred Stock outside of permanent equity in the Net Asset section of the Statement of Assets and Liabilities. In addition, dividends paid to Preferred Stockholders are now classified as a component of the "Increase (Decrease) in Net Assets from Operations" in the Statements of Operations and of Changes in Net Assets and as a component of the "Total from Investment Operations" in the Financial Highlights. Prior year amounts presented have been restated to conform to this period's presentation. This change has no impact on the Net Assets for Common Stock of the Fund.

     The holders of Preferred Stock have voting rights equal to the holders of Common Stock (one vote per share) and generally will vote together with holders of shares of Common Stock as a single class. Voting as a separate class, holders of Preferred Stock are entitled to elect two of the Fund's directors.

5. MANAGEMENT FEE, ADMINISTRATIVE SERVICES, AND OTHER TRANSACTIONS-- J. & W. Seligman & Co. Incorporated (the "Manager") manages the affairs of the Fund and provides the necessary personnel and facilities. Compensation of all officers of the Fund, all directors of the Fund who are employees of the Manager, and all personnel of the Fund and the Manager, is paid by the Manager. The Manager's fee, calculated daily and payable monthly, is equal to 0.55% per annum of the Fund's average daily net investment assets.

     Seligman Data Corp., which is owned by certain associated investment companies, charged the Fund at cost $90,742 for stockholder account services in accordance with a methodology approved by the Fund's directors. Costs of Seligman Data Corp. directly attributable to the Fund were charged to the Fund. The remaining charges were allocated to the Fund by Seligman Data Corp. pursuant to a formula based on the Fund's net assets, stockholder transaction volume and number of stockholder accounts.

     Certain officers and directors of the Fund are officers or directors of the Manager and/or Seligman Data Corp.

     The Fund has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Directors may elect to have their deferred fees accrue interest or earn a return based on the performance of the Fund or other funds in the Seligman Group of Investment Companies. The cost of such fees and earnings accrued thereon is included in directors' fees and expenses, and the accumulated balance thereof at June 30, 2002, of $36,746 is included in other liabilities. Deferred fees and related accrued earnings are not deductible for federal income tax purposes until such amounts are paid.

================================================================================
FINANCIAL HIGHLIGHTS (unaudited)


     The Fund's financial highlights are presented below. "Per share operating performance" data is designed to allow investors to trace the operating performance, on a per Common share basis, from the beginning net asset value to the ending net asset value, so that investors can understand what effect the individual items have on their investment, assuming it was held throughout the period. Generally, the per share amounts are derived by converting the actual dollar amounts incurred for each item, as disclosed in the financial statements, to their equivalent per Common share amount, based on average shares outstanding.

     "Total investment return" measures the Fund's performance assuming that investors purchased Fund shares at market value or net asset value as of the beginning of the period, reinvested dividends and capital gains paid, as provided for in the Fund's dividend investment plan, and then sold their shares at the closing market value or net asset value on the last day of the period. The computations do not reflect any sales commissions investors may incur in purchasing or selling Fund shares and taxes investors may incur on distributions or on the sale of Fund shares. Total investment return for periods of less than one year is not annualized.

     The ratios of expenses and net investment income to average net assets and to average net assets for Common Stock, for all periods presented, do not reflect the effect of dividends paid to Preferred Stockholders.

                                         SIX MONTHS                      YEAR ENDED DECEMBER 31,
                                            ENDED       ------------------------------------------------------
PER SHARE OPERATING PERFORMANCE: .......   6/30/02       2001        2000        1999        1998        1997
                                            ------      ------      ------      ------      ------      ------
NET ASSET VALUE, BEGINNING
   OF PERIOD ...........................    $11.56      $11.65      $10.62      $12.29      $12.33      $12.16
                                            ------      ------      ------      ------      ------      ------
INCOME FROM INVESTMENT
   OPERATIONS:
Net investment income ..................      0.40        0.82        0.85        0.87        0.90        0.96
Net realized and unrealized
   investment gain (loss) ..............      0.17       (0.11)       1.12       (1.63)       0.15        0.44
Dividends paid from net
   investment income to
   Preferred Stockholders ..............     (0.04)      (0.17)      (0.24)      (0.19)      (0.21)      (0.21)
                                            ------      ------      ------      ------      ------      ------
TOTAL FROM INVESTMENT OPERATIONS .......      0.53        0.54        1.73       (0.95)       0.84        1.19
                                            ------      ------      ------      ------      ------      ------
LESS DISTRIBUTIONS TO COMMON
   STOCKHOLDERS:
Dividends paid from net
   investment income ...................     (0.31)      (0.62)      (0.63)      (0.65)      (0.74)      (0.84)
Dividends in excess of net
   investment income ...................        --          --       (0.02)         --       (0.03)         --
Distributions from net realized gain ...        --       (0.01)      (0.05)      (0.07)      (0.11)      (0.18)
                                            ------      ------      ------      ------      ------      ------
TOTAL DISTRIBUTIONS TO COMMON
   STOCKHOLDERS ........................     (0.31)      (0.63)      (0.70)      (0.72)      (0.88)      (1.02)
                                            ------      ------      ------      ------      ------      ------
NET ASSET VALUE, END OF PERIOD .........    $11.78      $11.56      $11.65      $10.62      $12.29      $12.33
                                            ======      ======      ======      =======     ======      ======
MARKET VALUE, END OF PERIOD ............    $10.68      $10.32      $ 9.875     $ 8.9375    $12.5625    $13.9375
                                            ======      ======      =======     ========    ========    ========

================================================================================
FINANCIAL HIGHLIGHTS (unaudited)

                                          SIX MONTHS                         YEAR ENDED DECEMBER 31,
                                             ENDED        --------------------------------------------------------------
                                            6/30/02         2001         2000         1999          1998          1997
                                            --------      --------     --------     --------      --------      --------
TOTAL INVESTMENT RETURN:
Based upon market value ................       6.59%        10.85%       18.78%     (23.76)%       (3.28)%        20.97%
Based upon net asset value .............       4.96%         5.31%       17.93%      (7.42)%         6.98%        10.01%

RATIOS/SUPPLEMENTAL DATA:
Expenses to average net
   investment assets0 ..................       0.85%+        0.86%        0.84%        0.85%         0.88%         0.90%
Expenses to average net assets for
   Common Stock ........................       1.26%+        1.28%        1.27%        1.26%         1.28%         1.32%
Net investment income to average net
   investment assets0 ..................       4.71%+        4.70%        5.09%        5.02%         5.00%         5.35%
Net investment income to average net
   assets for Common Stock .............       6.99%+        6.96%        7.71%        7.45%         7.29%         7.87%
Portfolio turnover .....................       1.79%         2.98%       11.87%       16.72%        16.85%        27.83%
NET ASSETS, END OF PERIOD
   (000s omitted): .....................    $156,359      $153,504     $154,896     $141,042      $163,249      $162,985

----------
 + Annualized.

 0 Average net investment assets include the value of Preferred Stock.

See Notes to Financial Statements.


--------------------------------------------------------------------------------

FOR MORE INFORMATION

MANAGER                                      STOCKHOLDER SERVICE AGENT
J. & W. Seligman & Co. Incorporated          Seligman Data Corp.
100 Park Avenue                              100 Park Avenue
New York, NY 10017                           New York, NY 10017

GENERAL COUNSEL
Sullivan &Cromwell


IMPORTANT TELEPHONE NUMBERS
(800) 874-1092    Stockholder Services
(212) 682-7600    Outside the
                  United States
(800) 622-4597    24-Hour Automated
                  Telephone Access
                  Service

================================================================================
BOARD OF DIRECTORS

JOHN R. GALVIN (2,4)
DEAN EMERITUS, Fletcher School of Law and
   Diplomacy at Tufts University
PAUL C. GUIDONE (1)
CHIEF INVESTMENT OFFICER,
   J. & W. Seligman & Co. Incorporated
ALICE S. ILCHMAN (3,4)
DIRECTOR, Jeannette K. Watson Summer Fellowships
TRUSTEE, Committee for Economic Development
FRANK A. MCPHERSON (3,4)
DIRECTOR, Conoco Inc.
DIRECTOR, Integris Health
JOHN E. MEROW (2,4)
DIRECTOR, Commonwealth Industries, Inc.
TRUSTEE, New York-Presbyterian Hospital
RETIRED CHAIRMAN AND SENIOR PARTNER,
   Sullivan & Cromwell
BETSY S. MICHEL (2,4)
TRUSTEE, The Geraldine R. Dodge Foundation
WILLIAM C. MORRIS (1)
CHAIRMAN OF THE BOARD,
   J. & W. Seligman & Co. Incorporated
CHAIRMAN, Carbo Ceramics Inc.
DIRECTOR, Kerr-McGee Corporation
LEROY C. RICHIE (2,4)
CHAIRMAN AND CEO, Q Standards Worldwide, Inc.
JAMES Q. RIORDAN (3,4)
DIRECTOR, KeySpan Corporation
TRUSTEE, Committee for Economic Development
ROBERT L. SHAFER (3,4)
RETIRED VICE PRESIDENT, Pfizer Inc.
JAMES N. WHITSON (2,4)
DIRECTOR, C-SPAN
DIRECTOR, CommScope, Inc.
BRIAN T. ZINO (1)
PRESIDENT, J. & W. Seligman & Co. Incorporated
CHAIRMAN, Seligman Data Corp.
CHAIRMAN, ICI Mutual Insurance Company
MEMBER OF THE BOARD OF GOVERNORS,
   Investment Company Institute
FRED E. BROWN
DIRECTOR EMERITUS

----------
Member: (1) Executive Committee
        (2) Audit Committee
        (3) Director Nominating Committee
        (4) Board Operations Committee

EXECUTIVE OFFICERS         AUDREY G. KUCHTYAK       LAWRENCE P. VOGEL
                           VICE PRESIDENT           VICE PRESIDENT AND TREASURER
WILLIAM C. MORRIS
CHAIRMAN                   THOMAS G. ROSE           FRANK J. NASTA
                           VICE PRESIDENT           SECRETARY
THOMAS G. MOLES
PRESIDENT

EILEEN A. COMERFORD
VICE PRESIDENT